Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	March 31, 2013

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

MARCH 31, 2013

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	March 31 2013		December 31 2012
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,860	4%	$2,528	6%
Fixed Maturities
Tax Exempt	19,709	45	19,913	45
Taxable	18,507	42	18,163	41
Equity Securities	1,848	4	1,663	4
Other Invested Assets	1,887	5	1,954	4

Total Invested Assets	$43,811	100%	$44,221	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,482		$2,678
Equity Securities	621		419

	3,103		3,097
Deferred Income Tax Liability	1,086		1,084

	$2,017		$2,013

Capitalization
Long Term Debt	$3,575		$3,575
Shareholders’ Equity	16,016		15,827

Total Capitalization	$19,591		$19,402

Debt as a Percentage of Total Capitalization	18.2%		18.4%

Actual Common Shares Outstanding	259.2		261.8

Book Value Per Common Share	$61.79		$60.45

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$55.57		$53.80

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Three Months Ended March 31, 2013	From December 2005 to March 31, 2013

Cost of Shares Repurchased	$326	$10,939

Average Cost Per Share	$82.86	$54.39

Shares Repurchased	3,930,600	201,115,833

During the period from December 2005 through December 2010, the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. In January 2013, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock, which authorization replaced the January 2012 authorization. The January 2013 authorization has no expiration date and, as of March 31, 2013, approximately $1,082 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31 2013	Dec. 31 2012	Mar. 31 2013	Dec. 31 2012
	(in millions)

Short Term Investments	$249	$943	$249	$943

Taxable Fixed Maturities	1,248	1,296	1,282	1,333

Equity Securities	177	176	240	215

Other Invested Assets	85	68	85	68

TOTAL	$1,759	$2,483	$1,856	$2,559

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31 2013	Dec. 31 2012	Mar. 31 2013	Dec. 31 2012
	(in millions)

Short Term Investments	$1,611	$1,585	$1,611	$1,585

Fixed Maturities

Tax Exempt	18,333	18,410	19,709	19,913

Taxable	16,153	15,692	17,225	16,830

Equity Securities	1,050	1,068	1,608	1,448

Other Invested Assets	1,802	1,886	1,802	1,886

TOTAL	$38,949	$38,641	$41,955	$41,662

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Three Months Ended March 31
	2013	2012
	(in millions)

CORPORATE INVESTMENT INCOME	$5	$7

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$177	$187

Taxable Interest	105	116

Other	14	12

Investment Expenses	(8)	(7)

TOTAL	$288	$308

Effective Tax Rate	17.9%	18.9%

After-Tax Annualized Yield	2.93%	3.21%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31 2013	Dec. 31 2012	Mar. 31 2012
	(in millions)

Estimated Statutory Policyholders’ Surplus	$14,700	$14,117	$14,250

Rolling Year Statutory Net Premiums Written	$11,970	$11,861	$11,857

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.81:1	0.84:1	0.83:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

THREE MONTHS ENDED MARCH 31, 2013

	Net Unpaid Losses				All Other Unpaid Losses Increase (Decrease)
	3/31/13	12/31/12	Increase (Decrease)	IBNR Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$383	$387	$(4)	$1	$(5)

Homeowners	720	898	(178)	(131)	(47)

Other	935	926	9	8	1

Total Personal	2,038	2,211	(173)	(122)	(51)

Commercial Insurance

Multiple Peril	1,764	1,799	(35)	(22)	(13)

Casualty	6,519	6,485	34	49	(15)

Workers’ Compensation	2,651	2,607	44	55	(11)

Property and Marine	1,135	1,316	(181)	(201)	20

Total Commercial	12,069	12,207	(138)	(119)	(19)

Specialty Insurance

Professional Liability	7,133	7,150	(17)	24	(41)

Surety	81	83	(2)	2	(4)

Total Specialty	7,214	7,233	(19)	26	(45)

Total Insurance	21,321	21,651	(330)	(215)	(115)

Reinsurance Assumed	358	371	(13)	(15)	2

Total	$21,679	$22,022	$(343)	$(230)	$(113)

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$176	$164	$570	$555	$241	$221	$987	$940
Decrease (Increase) in Unearned Premiums	(4)	2	69	63	(21)	(15)	44	50

Net Premiums Earned	172	166	639	618	220	206	1,031	990

Net Losses Paid	107	105	475	318	110	138	692	561
Increase (Decrease) in Outstanding Losses	—	(4)	(174)	(47)	10	(14)	(164)	(65)

Net Losses Incurred	107	101	301	271	120	124	528	496

Expenses Incurred	56	50	202	201	95	82	353	333

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$9	$15	$136	$146	$5	$—	$150	$161

Ratios After Dividends to Policyholders:

Loss	62.2%	60.8%	47.1%	43.9%	54.6%	60.2%	51.2%	50.1%
Expense	31.8	30.5	35.4	36.2	39.4	37.1	35.8	35.4

Combined	94.0%	91.3%	82.5%	80.1%	94.0%	97.3%	87.0%	85.5%

Premiums Written as a % of Total	5.8%	5.6%	18.6%	18.8%	7.9%	7.5%	32.3%	31.9%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$272	$261	$448	$450	$299	$298	$421	$396	$1,440	$1,405
Decrease (Increase) in Unearned Premiums	7	20	(36)	(40)	(49)	(62)	(54)	(37)	(132)	(119)

Net Premiums Earned	279	281	412	410	250	236	367	359	1,308	1,286

Net Losses Paid	153	125	226	217	114	110	296	256	789	708
Increase (Decrease) in Outstanding Losses	(29)	26	44	55	49	60	(177)	(36)	(113)	105

Net Losses Incurred	124	151	270	272	163	170	119	220	676	813

Expenses Incurred	106	103	124	123	62	61	136	128	428	415

Dividends Incurred	—	—	—	—	9	7	—	—	9	7

Statutory Underwriting Income (Loss)	$49	$27	$18	$15	$16	$(2)	$112	$11	$195	$51

Ratios After Dividends to Policyholders:

Loss	44.4%	53.7%	65.5%	66.4%	67.6%	74.2%	32.4%	61.3%	52.0%	63.6%
Expense	39.0	39.5	27.7	27.3	21.4	21.0	32.3	32.3	29.9	29.7

Combined	83.4%	93.2%	93.2%	93.7%	89.0%	95.2%	64.7%	93.6%	81.9%	93.3%

Premiums Written as a % of Total	8.9%	8.8%	14.6%	15.3%	9.8%	10.1%	13.8%	13.4%	47.1%	47.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$549	$538	$83	$64	$632	$602
Decrease (Increase) in Unearned Premiums	35	57	(1)	13	34	70

Net Premiums Earned	584	595	82	77	666	672

Net Losses Paid	340	356	9	6	349	362
Increase (Decrease) in Outstanding Losses	21	42	(1)	3	20	45

Net Losses Incurred	361	398	8	9	369	407

Expenses Incurred	168	170	34	28	202	198

Dividends Incurred	—	—	—	1	—	1

Statutory Underwriting Income (Loss)	$55	$27	$40	$39	$95	$66

Ratios After Dividends to Policyholders:

Loss	61.8%	66.9%	9.7%	11.9%	55.4%	60.6%
Expense	30.6	31.6	41.0	44.4	32.0	33.0

Combined	92.4%	98.5%	50.7%	56.3%	87.4%	93.6%

Premiums Written as a % of Total	18.0%	18.2%	2.7%	2.2%	20.7%	20.4%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$3,059	$2,947	$(2)	$2	$3,057	$2,949
Decrease (Increase) in Unearned Premiums	(54)	1	1	1	(53)	2

Net Premiums Earned	3,005	2,948	(1)	3	3,004	2,951

Net Losses Paid	1,830	1,631	8	20	1,838	1,651
Increase (Decrease) in Outstanding Losses	(257)	85	(13)	(29)	(270)	56

Net Losses Incurred	1,573	1,716	(5)	(9)	1,568	1,707

Expenses Incurred	983	946	—	1	983	947

Dividends Incurred	9	8	—	—	9	8

Statutory Underwriting Income	$440	$278	$4	$11	444	289

Increase in Deferred Acquisition Costs					41	14

GAAP Underwriting Income					$485	$303

Ratios After Dividends to Policyholders:

Loss	52.5%	58.4%	* %	* %	52.3%	58.0%
Expense	32.2	32.2	*	*	32.3	32.2

Combined	84.7%	90.6%	* %	* %	84.6%	90.2%

Premiums Written as a % of Total	100.1%	99.9%	(0.1)%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$2,138	$2,082	$919	$867	$3,057	$2,949
Decrease (Increase) in Unearned Premiums	89	103	(142)	(101)	(53)	2

Net Premiums Earned	2,227	2,185	777	766	3,004	2,951

Net Losses Paid	1,488	1,262	350	389	1,838	1,651
Increase (Decrease) in Outstanding Losses	(353)	(5)	83	61	(270)	56

Net Losses Incurred	1,135	1,257	433	450	1,568	1,707

Expenses Incurred	665	646	318	301	983	947

Dividends Incurred	9	8	—	—	9	8

Statutory Underwriting Income	$418	$274	$26	$15	444	289

Increase in Deferred Acquisition Costs					41	14

GAAP Underwriting Income					$485	$303

Ratios After Dividends to Policyholders:

Loss	51.2%	57.7%	55.7%	58.7%	52.3%	58.0%
Expense	31.2	31.1	34.6	34.7	32.3	32.2

Combined	82.4%	88.8%	90.3%	93.4%	84.6%	90.2%

Premiums Written as a % of Total	69.9%	70.6%	30.1%	29.4%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Three Months Ended March 31
	2013	2012
	(dollars in millions)
Annualized Net Income	$2,624	$2,024
Average Shareholders’ Equity	$15,922	$15,396

Return on Equity	16.5%	13.1%

Annualized Operating Income	$2,264	$1,876
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,907	$13,632

Operating Return on Equity	16.3%	13.8%